  As filed with the Securities and Exchange Commission on July 29, 1999

                                 Securities Act Registration No. 333-82091

                                 Investment Company Act File No. 811-09415
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                          Washington D.C. 20549

                               ----------------
                                   FORM N-2

                               ----------------
[X]REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]Pre-Effective Amendment No.  1
[_]Post-Effective Amendment No.
                                      and
[X]REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]Amendment No.  1

                               ----------------
              The BlackRock New Jersey Strategic Municipal Trust
              (Exact name of Registrant as specified in charter)

                               ----------------
                   c/o BlackRock Financial Management, Inc.
                                345 Park Avenue
                           New York, New York 10154
                   (Address of principal executive offices)

                              (888) 825-2257
             (Registrant's Telephone Number, including Area Code)

                     Ralph L. Schlosstein, President

            The BlackRock New Jersey Strategic Municipal Trust
                                345 Park Avenue
                           New York, New York 10154
                    (Name and address of Agent for Service)
                                with a copy to:
               Thomas A. DeCapo
   Skadden, Arps, Slate, Meagher & Flom LLP         Gary S. Schpero

              One Beacon Street                Simpson Thacher & Bartlett

       Boston, Massachusetts 02108-3194           425 Lexington Avenue

                               ---------------- New York, New York 10017
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement. If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [_]
[_] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is 33-   .

                               ----------------
       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------
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
                                                       Proposed
                                          Proposed      Maximum
                              Amount      Maximum      Aggregate   Amount of
    Title of Securities       Being    Offering Price  Offering   Registration
     Being Registered       Registered   Per Share     Price(1)    Fee(1)(2)
------------------------------------------------------------------------------
Common Shares, $.001 par
 value....................  4,000,000      $15.00     $60,000,000   $16,680
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $278 previously paid.
                               ----------------

  The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

            THE BLACKROCK STRATEGIC NEW JERSEY MUNICIPAL TRUST

                             CROSS REFERENCE SHEET

                               Part A--Prospectus

          Items in Part A of Form N-2     Location in Prospectus
          ---------------------------     ----------------------
 Item 1.  Outside Front Cover............ Cover Page
 Item 2.  Inside Front and Outside Back
           Cover Page.................... Cover Page
 Item 3.  Fee Table and Synopsis......... Prospectus Summary; Summary of Trust
                                          Expenses
 Item 4.  Financial Highlights........... Not Applicable
 Item 5.  Plan of Distribution........... Cover Page; Prospectus Summary;
                                          Underwriting
 Item 6.  Selling Shareholders........... Not Applicable
 Item 7.  Use of Proceeds................ Use of Proceeds; The Trust's
                                          Investments
 Item 8.  General Description of the
           Registrant.................... The Trust; The Trust's Investments;
                                          Risks; Description of Shares;
                                          Certain Provisions in the
                                          Declaration of Trust
 Item 9.  Management..................... Management of the Trust; Custodian
                                          and Transfer and Dividend Disbursing
                                          Agent
 Item 10. Capital Stock, Long-Term Debt,
           and Other Securities.......... Description of Shares;
                                          Distributions; Dividend Reinvestment
                                          Plan; Certain Provisions in the
                                          Declaration of Trust; Tax Matters
 Item 11. Defaults and Arrears on Senior
           Securities.................... Not Applicable
 Item 12. Legal Proceedings.............. Legal Opinions
 Item 13. Table of Contents of the
           Statement of Additional        Table of Contents for the Statement
           Information................... of Additional Information

                  Part B--Statement of Additional Information

 Item 14. Cover Page..................... Cover Page
 Item 15. Table of Contents.............. Cover Page
 Item 16. General Information and         Not Applicable
           History.......................
 Item 17. Investment Objective and
           Policies...................... Investment Objectives and Policies;
                                          Investment Policies and Techniques;
                                          Portfolio Transactions
 Item 18. Management..................... Management of the Trust; Portfolio
                                          Transactions
 Item 19. Control Persons and Principal
           Holders of Securities......... Management of the Trust
 Item 20. Investment Advisory and Other
           Services...................... Management of the Trust; Experts
 Item 21. Brokerage Allocation and Other
           Practices..................... Portfolio Transactions
 Item 22. Tax Status..................... Tax Matters; Distributions
 Item 23. Financial Statements........... Report of Independent Auditors

                           Part C--Other Information

Items 24-33 have been answered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement filed with the + +Securities and Exchange Commission is effective. This prospectus is not an + +offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PROSPECTUS

                SUBJECT TO COMPLETION, DATED JULY 28, 1999

                             4,000,000 Shares
               The BlackRock New Jersey Strategic Municipal Trust
                                 Common Shares
                                $15.00 per share

                                   ---------

  Investment Objectives. The Trust is a newly organized, closed-end management investment company. The Trust's investment objectives are:

  . to provide current income exempt from regular Federal income tax and New
    Jersey gross income tax; and

  . to invest in municipal bonds that over time will perform better than the broader New Jersey municipal bond market.

  The Trust is designed to provide tax benefits to investors who are residents of New Jersey.

  Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and that pay interest or produce gain that is exempt form New Jersey's gross income tax. Under normal market conditions, the Trust expects to be fully invested in tax-exempt securities. The Trust will invest at least 80% of its total assets in investment grade quality securities. Investment
                                                   (continued on following page)

                                   ---------

  Investing in the common shares involves certain risks. See "Risks" beginning on page 18.

  No Prior History. The common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This creates a risk of loss for investors purchasing common shares in the initial public offering. The minimum investment in the offering is $1,500.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   ---------

                        Per Share    Total
                       ----------- ----------
Public Offering Price    $15.00       $
Sales Load               $ 0.675      $
Proceeds to the Trust    $14.325      $

  The underwriters are offering the common shares subject to various conditions. The underwriters expect to deliver the common shares to purchasers on or about August , 1999.

                                   ---------

Salomon Smith Barney                                 Prudential Securities
Book Running Manager                                   Co-Lead Manager

A.G. Edwards & Sons, Inc.                           EVEREN Securities, Inc.
Fahnestock & Co. Inc.                                         Gruntal & Co.
J.J.B. Hilliard, W.L. Lyons, Inc.          Raymond James & Associates, Inc.


August  , 1999

(continued from previous page)

grade quality securities are those rated by national rating agencies within the four highest grades (Baa or BBB or better), or securities that are unrated but judged to be of comparable quality by the Trust's investment adviser. The Trust may invest up to 20% of its total assets in securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Trust's investment adviser. Bonds that are below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Trust's Investments." The Trust cannot assure you that it will achieve its investment objectives. While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they may be subject to Federal alternative minimum tax in certain circumstances. Shareholders will be taxed on the distribution of any capital gain or other taxable income. However, to the extent that the Trust qualifies as a qualified investment fund under New Jersey tax law, capital gain distributions will not be taxable under the New Jersey gross income tax to individual shareholders.

  The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "BMJ."

  Preferred Shares. The Trust intends to offer preferred shares. The Trust expects that its Preferred Shares will represent about 38% of the Trust's capital. The issuance of Preferred Shares will leverage your common shares, meaning that the issuance of the Preferred Shares may cause you to receive a larger return or loss on your common shares than you would have received without the issuance of the Preferred Shares. Leverage involves greater risks, but also affords an opportunity for greater return. The Trust's leveraging strategy may not be successful. See "Preferred Shares and Leverage" and "Description of Shares--Preferred Shares."

  The underwriters named in this prospectus may purchase up to   additional
common shares from the Trust under certain circumstances.

  This prospectus contains important information about the Trust. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated August , 1999, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page 37 of this prospectus. You may request a free copy of the statement of additional information by calling (888) 825-2257. You may also obtain the statement of additional information and other information regarding the Trust on the Securities and Exchange Commission web site (http://www.sec.gov).

  The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The Trust's common shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  Until      , 1999, all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               ----------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Summary of Trust Expenses..................................................   9
The Trust..................................................................  10
Use of Proceeds............................................................  10
The Trust's Investments....................................................  11
Preferred Shares and Leverage..............................................  16
Risks......................................................................  18
Management of the Trust....................................................  21
Net Asset Value............................................................  24
Distributions..............................................................  24
Dividend Reinvestment Plan.................................................  25
Description of Shares......................................................  26
Certain Provisions in the Agreement and Declaration of Trust...............  29
Closed-End Trust Structure.................................................  30
Conversion to Open-End Trust...............................................  30
Repurchase of Shares.......................................................  31
Tax Matters................................................................  31
Underwriting...............................................................  33
Custodian and Transfer and Dividend Disbursing Agent.......................  36
Legal Opinions.............................................................  36
Table of Contents for the Statement of Additional Information..............  37

                               ----------------

  You should rely only on the information contained in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                              PROSPECTUS SUMMARY

  This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information.

The Trust..............  The BlackRock New Jersey Strategic Municipal Trust is
                          a newly organized, closed-end management investment company. Throughout the prospectus, we refer to The BlackRock New Jersey Strategic Municipal Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

The Offering...........
                         The Trust is offering    common shares of beneficial
                          interest at $15.00 per share through a group of underwriters led by Salomon Smith Barney Inc. and Prudential Securities. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500). The underwriters
                          have an option to purchase up to   additional common
                          shares to cover orders in excess of    common
                          shares. See "Underwriting."

Investment
 Objectives............  The Trust's investment objectives are to provide current income exempt from regular Federal income tax and New Jersey gross income tax and to invest in municipal bonds that over time will perform better than the broader New Jersey municipal bond market. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and that pay interest or produce gain that is exempt from New Jersey's gross income tax. The Trust will invest in municipal bonds that, in BlackRock Financial Management, Inc.'s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock Financial's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in BlackRock Financial's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust expects to be fully invested in securities that pay interest that is or make other distributions that are exempt from regular Federal income tax. The Trust will invest at least 80% of its total assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or securities that are unrated but judged to be of comparable quality by BlackRock Financial. The Trust may invest up to 20% of its total assets in securities that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by BlackRock Financial.

                         Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust may not attain its investment objectives. See "The Trust's Investments."

Special Tax             While exempt-interest dividends are excluded from
 Considerations.......   gross income for Federal income tax purposes, they
                         may be subject to Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to shareholders. However, to the extent that the Trust qualifies as a qualified investment fund under New
                         Jersey tax law, capital gain distributions will not be taxable under the New Jersey gross income tax to individual shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax. See "Tax Matters."

Proposed Offering of
 Preferred Shares.....
                        Approximately one to three months after completion of
                         this offering of the common shares (subject to market conditions), the Trust intends to offer preferred shares of beneficial interest that will represent approximately 38% of the Trust's capital after their issuance. The issuance of Preferred Shares will leverage your shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See "Risks--Leverage Risk." The Trust will invest the money it obtains by selling the Preferred Shares in long-term municipal bonds that will generally pay fixed rates of interest over the life of the bond. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. If the rate of return, after the payment of applicable expenses of the Trust, on the long-term bonds purchased by the Trust is greater than the dividends paid by the Trust on the Preferred Shares, the Trust will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. If so, the excess income will be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield on your common shares. Once the Trust issues Preferred Shares, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Preferred Shares and Leverage" and "Description of Shares--Preferred Shares."

Investment Adviser....

                        BlackRock Advisors, Inc. will be the Trust's
                         investment adviser, and BlackRock Advisors' affiliate, BlackRock Financial will act as the Trust's sub-adviser and handle day-to-day investment management of the Trust. BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to .60% of the average weekly value of the Trust's Managed Assets. Managed Assets are the total assets of the Trust (including assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability. BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of .25% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through December 31, 2004), and for a declining amount for an additional four years (through December 31, 2008). BlackRock Advisors (not the Trust) will pay BlackRock Financial a fee for its services as sub-adviser. BlackRock Advisors is an indirect subsidiary of PNC Bank, N.A. See "Management of the Trust."

Distributions.........
                        The Trust intends to distribute monthly all or a
                         portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust's common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless you elect to receive dividends in cash, all dividends and distributions on your common shares will be automatically reinvested in common shares of the Trust issued by the Trust or purchased in the open market pursuant to the Trust's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                        The Trust will distribute to holders of its common
                         shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. If the Trust realizes capital gain or other taxable income, it will be required to allocate such income between the common shares and the Preferred Shares in proportion to the total distributions paid to each class for the year in which the income is realized. See "Distributions" and "Preferred Shares and Leverage."

Listing...............

                        The common shares have been approved for listing on
                         the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "BMJ." See "Description of Shares--Common Shares."

Custodian and
 Transfer and
 Dividend Disbursing
 Agent................

                        State Street Bank and Trust Company will serve as the
                         Trust's Custodian, Transfer Agent and Dividend Disbursing Agent. See "Custodian and Transfer and Dividend Disbursing Agent."

Market Price of
 Shares................
                         Shares of closed-end investment companies frequently
                          trade at prices lower than their net asset value. Shares of closed-end investment companies like the Trust that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses; call protection for portfolio securities; dividend stability; portfolio credit quality; and liquidity and market supply and demand. See "Preferred Shares and Leverage," "Risks," "Description of Shares" and the section of the statement of additional information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk             No Operating History. The Trust is a newly organized
 Considerations........   closed-end investment company with no history of
                          operations.

                         Interest Rate Risk. Generally, when market interest
                          rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Trust will invest primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

                         Credit Risk. Credit risk is the risk that one or more
                          municipal bonds in the Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Trust may invest up to 20% (measured at the time of investment) of its total assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock Financial. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

                         Concentration in New Jersey Issuers. The Trust's
                          policy of investing primarily in municipal obligations of issuers located in New Jersey makes the Trust more susceptible to adverse economic, political or regulatory occurrences affecting those issuers.

                         Economic Sector Risk. The Trust may invest 25% or
                          more of its total assets in municipal obligations of issuers in the same economic sector, such as hospitals, life-care facilities and transportation-related issuers. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular economic sector.

                         Leverage Risk. The use of leverage through the
                          issuance of Preferred Shares creates an opportunity for increased common share net income, but also creates greater risks for the holders of common shares. The Trust's leveraging strategy may not be successful. We anticipate that Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates that would be periodically reset. The Trust will invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Trust's municipal bond portfolio provides a higher rate of return, net of Trust expenses, than the Preferred Share dividend rate, as reset periodically, the leverage will cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long and/or short-term rates rise, the Preferred Share dividend rate could exceed the rate of return on long-term bonds held by the Trust that were acquired during periods of generally lower interest rates, reducing return to the holders of common shares. Leverage creates two major types of risks for the holders of common shares:

                           . the likelihood of greater volatility of net asset value and market price of the common shares, because changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, are borne entirely by the holders of common shares; and

                           . the possibility either that common share income will fall if the Preferred Share dividend rate rises, or that common share income will fluctuate because the Preferred Share dividend rate varies.

                         Municipal Bond Market Risk. There is generally less
                          public information available about the municipal bonds in the Trust's portfolio than is available for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock Financial than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

                         The ability of municipal issuers to make timely
                          payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of a municipal security issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

                         Non-Diversification. The Trust has registered as a
                          "non-diversified" investment company under the Investment Company Act of 1940. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                         Anti-takeover Provisions. The Trust's Agreement and
                          Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares.

                           SUMMARY OF TRUST EXPENSES

  The following table assumes that the Trust has issued Preferred Shares in an amount equal to 38% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses
  Sales Load Paid by You (as a percentage of offering price).............. 4.50%
  Dividend Reinvestment Plan Fees......................................... None*

                                                              Percentage of Net
                                                             Assets Attributable
                                                             to Common Shares**
                                                             -------------------
Annual Expenses
  Management Fees...........................................                .97%
  Fee and Expense Waiver Years 1-5..........................           (.40)%***
                                                                       ---------
Net Management Fees.........................................             .57%***
Other Expenses..............................................                .24%
                                                                       ---------
Total Annual Expenses.......................................             .81%***
                                                                       =========

--------

  * You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your common shares held in a dividend reinvestment account.

 ** Amounts shown in the table are expressed as a percentage of assets attributable to common shares. Expressed as a percentage of total net assets, the percentages are as follows: Management Fees .60%; Fee and Expense Waiver Years 1-5 (.25)%***; Net Management Fees .35%***; Other Expenses .15%; Total Annual Expenses .50%***.

*** BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of .25% of average weekly Managed Assets for the first 5 years of the Trust's operations, .20% in year 6, .15% in year 7, .10% in year 8 and .05% in year 9. Without the waiver, "Total Annual Expenses" would be estimated to be .75% of total net assets and 1.21% of net assets attributable to common shares.

  The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 4,000,000 common shares. See "Management of the Trust" and "Dividend Reinvestment Plan."

  The following example illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in common shares, assuming
(1) total annual expenses of .81% of net assets attributable to common shares in years 1 through 5, increasing to 1.21% in year 10 and (2) a 5% annual return:(/1/)

                                          1 Year 3 Years 5 Years 10 Years(/3/)
                                          ------ ------- ------- -------------
   Expenses Based on a Percentage of Net
    Assets Attributable to Common
    Shares(/2/).........................  $53.00 $71.00  $90.00     $162.00

--------

(1) You should not consider this example as representative of the Trust's future expenses. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 3 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Expressed as a percentage of total net assets, the amounts would be as follows:

         1 Year 3 Years 5 Years 10 Years(/3/)
         ------ ------- ------- -------------
         $50.00 $61.00  $73.00     $118.00

(3) Assumes waiver of fees and expenses of .20% of average weekly Managed Assets in year 6, .15% in year 7, .10% in year 8 and .05% in year 9. BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond December 31, 2008.

                                   THE TRUST

  The Trust is a recently organized, closed-end, non-diversified management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on June 30, 1999, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is (888) 825-2257. The Trust is designed to provide tax benefits to investors who are residents of New Jersey.

                                USE OF PROCEEDS

  The net proceeds of the offering of common shares will be approximately
$     ($     if the underwriters exercise the over-allotment option in full)
after payment of the estimated organization and offering costs. BlackRock Advisors has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.03 per common share. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, high-quality tax-exempt or taxable securities.

                            THE TRUST'S INVESTMENTS

Investment Objectives and Policies

  The Trust's investment objectives are:

  . to provide current income exempt from regular Federal income tax and New Jersey gross income tax; and

  . to invest in municipal bonds that over time will perform better than the broader New Jersey municipal bond market.

  The Trust will invest primarily (under normal market conditions, at least 80% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal income tax and that pay interest or produce gain that is exempt from New Jersey's gross income tax. Under normal market conditions, the Trust expects to be fully invested (at least 95% of its net assets) in securities that pay interest that is or make other distributions that are exempt from regular Federal income tax. The Trust will invest at least 80% of its total assets in investment grade quality securities. Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Financial. The Trust may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock Financial. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock Financial may consider such factors as BlackRock Financial's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the statement of additional information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in New Jersey. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular Federal income tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Shares" and "--Initial Portfolio Composition." Subject to the Trust's policy of investing at least 80% of its total assets in municipal bonds that pay interest that is exempt from New Jersey gross income tax, the Trust may invest in securities that pay interest that is not or make other distributions that are not exempt from New Jersey gross income tax when, in the judgement of BlackRock Financial, the return to shareholders after payment of applicable New Jersey gross income tax would be higher than the return available from comparable securities that pay interest that is or make other distributions that are exempt from New Jersey gross income tax.

  The Trust will invest in municipal bonds that, in BlackRock Financial's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of BlackRock Financial, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock Financial, are worth more than the value assigned to them in the marketplace. BlackRock Financial may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. BlackRock Financial may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock Financial considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock Financial's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust attempts to invest in municipal bonds that over time will perform better than the broader New Jersey municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Trust will generally result in distribution of capital gain distributions subject to Federal capital gain taxes. However, to the extent that the Trust qualifies as a qualified investment fund under New Jersey tax law, capital gain distributions will not be taxable under the New Jersey gross income tax, to individual shareholders.

  The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

  During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax and New Jersey gross income taxes. See the statement of additional information.

  The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares--Preferred Shares-- Voting Rights" and the statement of additional information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

  General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock Financial believes the issuer has a strong incentive to continue making appropriations until maturity.

  The municipal bonds in which the Trust will invest are generally issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and body politic or political subdivision of the State of New Jersey ("New Jersey Obligations") or are statutorily free from New Jersey state or local taxation under the laws of the United States ("Tax-Exempt U.S. Government Obligations"), and also include other municipal bonds issued by other entities the interest or other distributions on which are exempt from regular Federal income tax. In the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock Financial to be reliable, the interest paid or other distributions made on such bonds is exempt from regular Federal income tax, and, with respect to New Jersey Obligations, such interest or other distributions, as well as the gain generated upon the disposition of such bonds, is exempt from New Jersey gross income tax. BlackRock Financial will not conduct its own analysis of the tax status of the interest paid or gain produced by municipal bonds held by the Trust. To the extent consistent with the Trust's qualification as a qualified investment fund under New Jersey tax law, the Trust treats as municipal bonds investment company shares, tax-exempt preferred shares and other securities that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Trust may invest as discussed in this prospectus, regardless of their form as bonds, notes, stocks, shares or other interests.

  The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

  The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

 Special Considerations Relating to New Jersey Municipal Bonds.

  The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this prospectus. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

  New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

  For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity--high technology, health, financial, entertainment and logistics. Personal income in New Jersey, spurred by strong labor markets, increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In fiscal year 1999, home building had its best year of the decade.

  During 1998, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of New Jersey economic growth.

  The New Jersey outlook is based largely on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of its workforce and maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of New Jersey's economy.

  At any given time, New Jersey is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. In addition, there are various numbers of claims and cases pending against New Jersey, New Jersey agencies and New Jersey employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. There are also various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases and New Jersey is unable to estimate its exposure for these claims.

  New Jersey has implemented a plan to address the Year 2000 data processing problem and to ensure the continuation of governmental operations into the Year 2000 and beyond. New Jersey imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. In addition, all new equipment, software, systems, or enhancements purchased by New Jersey must be Year 2000 compliant. As of May 31, 1999, the testing, validation and implementation of 83 percent of all centrally maintained New Jersey systems was complete. Departmental systems are in varying states of implementation.

  As of July 12, 1999, S & P, Moody's and Fitch have assigned long-term ratings of AA+, Aa1 and AA+, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligations Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

  The various political subdivisions of New Jersey are rated independently from the State of New Jersey by S&P, Moody's and/or Fitch, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

  For more information, see "Investment Policies and Techniques--Factors Pertaining to New Jersey" in the statement of additional information.

When-Issued and Forward Commitment Securities

  The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction involves risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid high grade debt securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

  To the extent consistent with the Trust's qualification as a qualified investment fund under New Jersey tax law, the Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock Financial will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent that the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock Financial. The Trust treats its investments in such open-or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

  To the extent consistent with the Trust's qualification as a qualified investment fund under New Jersey tax law, the Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Initial Portfolio Composition

  If current market conditions persist, the Trust expects that approximately 80% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock Financial (approximately 35% in Aaa/AAA; 25% in A; and 20% in Baa/BBB). BlackRock Financial generally expects to select obligations that may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Trust. Subject to market availability, BlackRock Financial currently expects to invest approximately 20% of the Trust's initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by BlackRock Financial. See "--Investment Objectives and Policies."

                         PREFERRED SHARES AND LEVERAGE

  Approximately one to three months after the completion of the offering of the common shares, subject to market conditions, the Trust intends to offer Preferred Shares representing approximately 38% of the Trust's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. Although the Trust's board of trustees will determine the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares, the Trust expects to invest the proceeds of the Preferred Shares offering in long-term municipal bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of return than if the Trust were not leveraged.

  Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock Advisors for advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total net assets, including the proceeds from the issuance of Preferred Shares.

  For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total distributions paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust will likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares will be reduced.

  Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust's total net assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total net assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

  The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock Financial from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

  The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

  Assuming that the Preferred Shares will represent approximately 38% of the Trust's capital and pay dividends at an annual average rate of 3.50%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.33% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

  The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks."

   Assumed Portfolio Total Return......    (10)%     (5)%     0 %    5%    10%
   (Net of Expenses)
   Common Share Total Return........... (18.27)% (10.21)% (2.15)% 5.92% 13.98%

  Unless and until Preferred Shares are issued, the common shares will not be leveraged and this section will not apply.

                                     RISKS

  The net asset value of the common shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in common shares will be subject to market discount risk, inflation risk, municipal bond market risk and "Year 2000" risk, each of which is more fully described below.

  Newly Organized. The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

  Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

  Interest Rate Risk. Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

  Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock Financial. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

  State Concentration Risk. Because the Trust primarily purchases municipal bonds issued by the State of New Jersey or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal bonds. There can be no assurance that New Jersey will not experience a decline in economic conditions or that the New Jersey municipal bonds purchased by the Trust will not be affected by such a decline.

  For a discussion of economic and other conditions in New Jersey, see "The Trust's Investments--Municipal Bonds--Special Considerations Relating to New Jersey Municipal Bonds."

  Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock Financial than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below-investment-grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

  The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

  Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. A decline in income could affect the common shares' market price or their overall returns.

  Leverage Risk. Leverage risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. There is no assurance that the Trust's leveraging strategy will be successful. Once the Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

  Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

  While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turns out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

  The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

  Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to the holders of common shares.

  Economic Sector Risk. The Trust may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political, or regulatory occurrences affecting a particular economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares.

  Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

  "Year 2000" Risk. The Trust, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Trust, BlackRock Advisors is currently working to avoid such problems. BlackRock Advisors is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Trust holds or securities markets generally.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

  The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock Advisors and BlackRock Financial. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the statement of additional information.

Investment Adviser

  BlackRock Advisors will act as the Trust's investment adviser. BlackRock Advisors, together with its investment advisory subsidiaries, is a global asset management firm with assets of approximately $142 billion under management as of June 30, 1999. BlackRock Advisors has its principal office at 345 Park Avenue, New York, New York 10154. BlackRock Advisors and its subsidiaries constitute the asset management arm of PNC Bank, N.A., and together have over 630 employees. BlackRock Advisors has appointed BlackRock Financial, one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock Financial was founded in 1988 and provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. As of June 30, 1999, BlackRock Financial managed approximately $80 billion in various fixed income sectors, including $8 billion in municipal securities. BlackRock Financial also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. BlackRock Advisors has $63 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock FundsSM and Provident Institutional Funds, 21 publicly traded closed-end funds and several short-term investment funds. Among these products, BlackRock Financial manages 11 closed-end, six open-end and six money market municipal funds. In addition, BlackRock Financial manages portfolios of municipal securities for large insurance companies and high net worth individuals.

  Investment Philosophy. BlackRock Financial's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

  BlackRock Financial uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objectives. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock Financial's extensive personnel and technology resources are the key drivers of the investment philosophy.

  BlackRock Financial's Municipal Bond Team. BlackRock Financial uses a team approach to managing municipal portfolios. BlackRock Financial believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

  BlackRock Financial's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin M. Klingert, a managing director and portfolio manager at BlackRock Financial. Mr. Klingert is a senior portfolio manager and head of municipal bonds at BlackRock Financial, a position he has held since joining BlackRock Financial in 1991. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining BlackRock Financial, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith, which he joined in 1985. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. The portfolio management team also includes Craig Kasap. Mr. Kasap has been a portfolio manager at BlackRock Financial for over two years and is a member of BlackRock Financial's Investment Strategy Group. Prior to joining BlackRock Financial in 1997, Mr. Kasap spent three years as a municipal bond trader with Keystone Investments in Boston where he was involved in formulating the firm's municipal bond investment strategies.

  BlackRock Financial's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued as of June 30, 1999 at approximately $5.5 billion, plus approximately an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds and state-specific funds. As of June 30, 1999, the team managed 11 closed-end municipal funds with over $3 billion in assets.

  BlackRock Financial's Investment Process. BlackRock Financial has in-depth expertise in the fixed income market. BlackRock Financial applies the same risk-controlled, active sector rotation style (discussed below) to the management process for all of its fixed income portfolios. BlackRock Financial believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock Financial.

  BlackRock Financial's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock Financial believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock Financial thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management (discussed below).

  In the municipal market, BlackRock Financial believes one of the most important determinants of value is supply and demand. BlackRock Financial's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the impact of supply and demand on sectors. BlackRock Financial believes that the breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

  BlackRock Financial also believes that over the long-term, intense credit analysis will add value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who has been with BlackRock Financial since 1993. Currently, Ms. Heide is managing director responsible for municipal credit research and is assisted by five municipal research analysts. The group averages ten years of experience in municipal credit research.

  BlackRock Financial's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific) bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock Financial's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical element of BlackRock Financial's municipal process. BlackRock Financial's yield curve management process involves an evaluation of the risk/return tradeoff for bonds having different durations, and selecting bonds believed to present an attractive yield relative to the degree of interest rate risk involved.

Investment Management Agreement

  Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the services and facilities provided by BlackRock Advisors a fee, payable monthly in arrears, at an annual rate equal to .60% of the average weekly value of the Trust's Managed Assets (the "management fee"). The investment management agreement covers both investment advisory and administration services. The Trust will reimburse BlackRock Advisors for all out-of-pocket expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors or BlackRock Financial who devote substantial time to Trust operations or the operations of other investment companies advised by the Trust may be reimbursed to BlackRock Advisors or BlackRock Financial.

  Managed Assets are the total assets of the Trust minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, including those purchased with leverage. From the management fee, BlackRock Advisors will pay BlackRock Financial, for serving as sub-adviser, a fee equal to an annual rate of .35% of the average weekly value of the Trust's Managed Assets.

  In addition to the fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing expenses, legal fees, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

  For the first nine years of the Trust's operations, BlackRock Advisors has undertaken to waive fees and expenses in the amounts, and for the time periods, set forth below:

                                                         Percentage Waived
   Year Ending                                      (as a percentage of average
  December 31,                                        weekly Managed Assets)
  ------------                                      ---------------------------
   1999*...........................................            .25%
   2000............................................            .25%
   2001............................................            .25%
   2002............................................            .25%
   2003............................................            .25%
   2004............................................            .25%
   2005............................................            .20%
   2006............................................            .15%
   2007............................................            .10%
   2008............................................            .05%

--------
* From the commencement of operations.

  BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond December 31, 2008 or after termination of the investment management agreement.

                                NET ASSET VALUE

  The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than the last Friday of each week. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding shares of preferred stock of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

  The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A substantial portion of the trust's fixed income investments will be valued utilizing one or more pricing services approved by the board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                 DISTRIBUTIONS

  The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed once annually.

  Various factors will affect the level of the Trust's income, including the asset mix, the amount of leverage utilized by the Trust and the effects thereof and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time-to-time distribute less than the entire amount of tax-exempt interest income earned in a particular period. The undistributed tax-exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of tax-exempt interest income actually earned by the Trust during the period. Undistributed tax-exempt interest income will add to the Trust's net asset value and, correspondingly, distributions from undistributed tax-exempt interest income will be deducted from the Trust's net asset value. Common shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                          DIVIDEND REINVESTMENT PLAN

  Unless you elect to receive cash, all dividends declared for your common shares of the Trust will be automatically reinvested by State Street Bank and Trust Company, agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan Agent" and the "Plan," respectively), in additional shares of the Trust. If you elect not to participate in the Plan you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by State Street Bank and Trust Company, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions to State Street Bank and Trust Company, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend.

  The Plan Agent will open an account for each common shareholder under the Plan in the same name as the common shareholder's common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange, or elsewhere. If, on the record date for any dividend, the net asset value per common share is equal to or less than the market price per common share, the Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the common shares are issued. If, on the record date for any dividend, the net asset value per common share is greater than the market value, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the record date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the record date for such dividend, whichever is sooner, to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of common shares exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters."

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 225 Franklin Street, Boston, MA 02110.

                             DESCRIPTION OF SHARES

Common Shares

  The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated June 30, 1999. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "--Preferred Shares" below and the statement of additional information under "Repurchase of Common Shares." All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

  The Trust has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which requires that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

  The common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol "BMJ."

  The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. BlackRock Advisors has agreed to pay all organizational expenses and offering costs, other than the sales load, that exceed $0.03 per common share. See "Use of Proceeds."

  Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading on the New York Stock Exchange through a broker or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels, which are in turn affected by expenses; call protection; dividend stability; portfolio credit quality; net asset value; relative demand for and supply of such shares in the market; general market and economic conditions; and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the statement of additional information under "Repurchase of Common Shares."

Preferred Shares

  The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action by the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

  The Trust's board of trustees has indicated its intention to authorize an offering of preferred shares, representing approximately 38% of the Trust's total assets immediately after the preferred shares are issued, within approximately one to three months after completion of this offering of common shares, subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of preferred shares (the "Preferred Shares") is likely to achieve the potential benefits to the holders of common shares described in this prospectus. The Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent that the aggregate liquidation preference of all outstanding Preferred Shares does not exceed 50% of the value of the Trust's total assets. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

  Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Conversion to Open-End Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of shares of common shares (one vote per share, unless otherwise required by the Investment Company Act), and will vote together with holders of common shares as a single class.

  It is presently required that in connection with the election of the Trust's trustees, on and after issuance of any Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect two trustees of the Trust, and the remaining trustees would be elected by holders of common shares and Preferred Shares, voting together as a single class.


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

  The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

  Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

  The discussion above describes the present intention of the board of trustees with respect to an offering of Preferred Shares. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

  The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust, which attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the shares.

  In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class of shares and their associates, unless two-thirds of the board of trustees by resolution has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a five percent-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of shares of beneficial interest of the Trust. The transactions subject to these special approval requirements are:

  . the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

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

  . the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to the Dividend Reinvestment Plan;

  . the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

  . the sale, lease or exchange to the Trust or any subsidiary of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

  The board of trustees has determined that provisions with respect to the board of trustees and the 75% voting requirements described above, and the requirements relating to conversion to an open-end trust described below, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                          CLOSED-END TRUST STRUCTURE

  The Trust is a newly-organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

  Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

                         CONVERSION TO OPEN-END TRUST

  The Trust may be converted to an open-end investment company at any time by an amendment to the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that such an amendment must be approved by the affirmative vote of a majority of trustees then in office and by the holders of two-thirds of the Trust's outstanding shares, including any Preferred Shares, entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of trustees) and, assuming the Trust has issued Preferred Shares, by the affirmative vote of a majority of Preferred Shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should not assume that it is likely that the board of trustees would vote to convert the Trust to an open-end fund.

                             REPURCHASE OF SHARES

  Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

  There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although common share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio. Any common share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 and the Investment Company Act.
                                  TAX MATTERS

Federal Income Tax Matters

  The discussion below and in the statement of additional information provides general tax information related to an investment in the common shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Trust.

  The Trust primarily invests in municipal bonds from issuers in New Jersey or in municipal bonds whose income is otherwise exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will be exempt from regular Federal income taxes. A portion of these dividends, however, may be subject to the Federal alternative minimum tax.

  Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will not qualify for a dividends received deduction if you are a corporate shareholder.

  Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

  The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

  In order to avoid corporate taxation of its earnings and to pay tax-exempt dividends, the Trust must meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its earnings and your distributions would be taxable as ordinary income to the extent of earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations each quarter. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income.

  The Trust may be required to withhold 31% of certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money.


  If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

State and Local Tax Matters

  The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Trust are advised to consult with their own tax advisers about state and local tax matters.

  Please refer to the statement of additional information for more detailed information. You are urged to consult your tax adviser.

New Jersey Tax Matters

  To the extent that the Trust qualifies as a qualified investment fund for New Jersey gross income tax purposes, individual shareholders of the Trust, including trusts and estates, will not be required to include in their New Jersey gross income distributions from the Trust which are attributable to interest or gains from New Jersey Obligations or Tax-Exempt U.S. Government Obligations. Notwithstanding anything in this prospectus to the contrary, including any reference to temporary or short-term investments in taxable securities or obligations or the obligations of other states, the Trust expects to meet all of the requirements for a qualified investment fund.

  The foregoing is a general and abbreviated summary of the provisions of the New Jersey gross income tax laws and regulations presently in effect as they govern the taxation of the Trust's shareholders. For a discussion of some of the other applicable New Jersey tax laws and regulations, including the corporation business tax, corporation income tax, inheritance tax and estate tax laws and regulations, reference should be made to the summary contained in the statement of additional information under the section entitled "New Jersey Tax Matters." For complete provisions, reference should be made to the pertinent sections of the applicable statutes and regulations. These statutes and regulations are subject to change by legislative and administrative action, and any such change may be retroactive with respect to Trust transactions.

                                 UNDERWRITING

  Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                        Number
   Name                                                                of Shares
   ----                                                                ---------
   Salomon Smith Barney Inc...........................................
   Prudential Securities Incorporated.................................
   A.G. Edwards & Sons, Inc...........................................
   EVEREN Securities, Inc.............................................
   Fahnestock & Co. Inc...............................................
   Gruntal & Co., L.L.C. .............................................
   J.J.B. Hilliard, W.L. Lyons, Inc. .................................
   Raymond James & Associates, Inc. ..................................
                                                                          ---
     Total............................................................
                                                                          ===

  The underwriting agreement provides that the obligations of the several underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

  The underwriters, for whom Salomon Smith Barney Inc. and Prudential Securities Incorporated are acting as representatives, propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $0.45 per common share. The underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per common share on sales to certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The representatives have advised the Trust that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. Investors must pay for any common shares purchased on or before August , 1999.

  The Trust has granted to the underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to     additional common
shares at the public offering price less the underwriting discount. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter's initial purchase commitment.

  The Trust, BlackRock Advisors and BlackRock Financial have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the underwriters, dispose of or hedge any common shares of the Trust or any securities convertible into or exchangeable for common shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

  Prior to this offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, BlackRock Advisors and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering. The common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the trading or "ticker" symbol "BMJ."

  The Trust, BlackRock Advisors and BlackRock Financial have each agreed to indemnify the several underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

  The Trust has agreed to pay the underwriters $50,000 as partial reimbursement of expenses incurred in connection with the offering. BlackRock Advisors has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per share.

  In connection with the requirements for listing the Trust's common shares on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares. Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

  The underwriters have advised the Trust that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the common shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the common shares. A "covering transaction" is a bid for or purchase of the common shares on behalf of an underwriter to reduce a short position incurred by the underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the common shares if their customer resells the common shares while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

  The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any underwriter to the Trust, BlackRock Advisors or BlackRock Financial by notice to the Trust, BlackRock Advisors or BlackRock Financial if, prior to delivery of and payment for the common shares, (1) trading in the common shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (2) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities or (3) any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the common shares at the offering price to the public set forth on the cover page of the prospectus or to enforce contracts for the resale of the common shares by the underwriters.


  The Trust anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

  J.J.B. Hilliard, W.L. Lyons, Inc., one of the underwriters, is an affiliate of BlackRock Advisors and BlackRock Financial.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Trust's Custodian, Transfer Agent and Dividend Disbursing Agent.

                                LEGAL OPINIONS

  Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett may rely as to certain matters of New Jersey law on the opinion of McCarter & English, LLP, Newark, New Jersey.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----
Use of Proceeds........................................................... B-3
Investment Objectives and Policies........................................ B-3
Investment Policies and Techniques........................................ B-6
Other Investment Policies and Techniques.................................. B-31
Management of the Trust................................................... B-34
Portfolio Transactions and Brokerage...................................... B-41
Description of Shares..................................................... B-42
Repurchase of Common Shares............................................... B-43
Tax Matters............................................................... B-45
Performance Related and Comparative Information........................... B-50
Experts................................................................... B-51
Additional Information.................................................... B-51
Report of Independent Auditors............................................ B-51
Financial Statements...................................................... B-52
Ratings of Investments (Appendix A)....................................... A-1
Taxable Equivalent Yield Table (Appendix B)............................... B-1
General Characteristics and Risks of Hedging Transactions (Appendix C).... C-1

  You should rely only on the information contained in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             4,000,000 Shares

                           The BlackRock New Jersey
                        Strategic Municipal Trust

                               Common Shares

                                   --------

                                PROSPECTUS

                              August   , 1999

                                   --------

                           Salomon Smith Barney

                           Book Running Manager

                           Prudential Securities

                              Co-Lead Manager

                         A.G. Edwards & Sons, Inc.

                          EVEREN Securities, Inc.

                           Fahnestock & Co. Inc.

                               Gruntal & Co.

                     J.J.B. Hilliard, W.L. Lyons, Inc.


                     Raymond James & Associates, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this statement of additional information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED JULY 28, 1999

               The BlackRock New Jersey Strategic Municipal Trust

                       STATEMENT OF ADDITIONAL INFORMATION

     The BlackRock New Jersey Strategic Municipal Trust (the "Trust") is a newly organized, closed-end, non-diversified management investment company. This statement of additional information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated August __, 1999. This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds..........................................................  B-3
Investment Objectives and Policies.......................................  B-3
Investment Policies and Techniques.......................................  B-6
Other Investment Policies and Techniques.................................  B-31
Management of the Trust..................................................  B-34
Portfolio Transactions and Brokerage.....................................  B-41
Description of Shares....................................................  B-42
Repurchase of Common Shares..............................................  B-43
Tax Matters..............................................................  B-45
Performance Related and Comparative Information..........................  B-50
Experts..................................................................  B-51
Additional Information...................................................  B-51
Report of Independent Auditors...........................................  B-51
Financial Statements.....................................................  B-52
Ratings of Investments (Appendix A)......................................  A-1
Taxable Equivalent Yield Table (Appendix B)..............................  B-1
General Characteristics and Risks of Hedging Transactions (Appendix C)...  C-1

This statement of additional information is dated August __, 1999.

                                 USE OF PROCEEDS

     Pending investment in municipal bonds that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Bonds--Portfolio Investments," the income on which is subject to regular Federal income tax and New Jersey state income tax and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

     (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental users;

     (2) issue senior securities or borrow money other than as permitted by the Investment Company Act;

     (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

     (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

     (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

     For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, the Trust may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

     (1) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

     (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder.

     (3) Purchase securities of companies for the purpose of exercising control.

     (4) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Trust's total assets are invested in the securities of a single issuer and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and S&P's Ratings Services. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objectives. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

Investment in Municipal Bonds

Portfolio Investments

     The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and that pay interest or produce gain that is exempt from New Jersey's gross income tax under the "qualified investment fund" rules discussed in the section entitled "New Jersey Tax Matters."

     Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock Financial's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15-30 years, but the dollar average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock Financial's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock Financial believes the issuer has a strong incentive to continue making appropriations until maturity.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is or make other distributions that are exempt from regular Federal income tax, regardless of the technical legal structure of the issuer or the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

Short-Term Investments

Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the FDIC.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock Financial monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock Financial does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock Financial will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Factors Pertaining to New Jersey

     The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this statement of additional information. The accuracy and completeness of the information contained in such offering statements has not been independently verified. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of New Jersey to make payment on local governmental obligations in the event of default or financial difficulty.

     The Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations. As a result, the Trust's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

     State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity - high technology, health, financial, entertainment and logistics. Personal income in New Jersey, spurred by strong labor markets, increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In fiscal year 1999, home building had its best year of the decade.

     The New Jersey outlook is based largely on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of its workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of New Jersey's economy.

     New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1996 was $442.0 million, for fiscal year 1997 was $280.5 million and for fiscal year 1998 was 228.2 million. For fiscal year 1999, the balance in the undesignated General Fund is estimated to be $207.3 million, subject to change upon completion of the year-end audit. The estimated balance for fiscal year 2000 is $171.4 million, based on the amounts contained in the fiscal year 2000 Appropriations Act. The fund balances are available for appropriation in succeeding fiscal years.

     During the course of the fiscal year, the Governor may take steps to reduce New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated to meet such appropriation.

     General Obligation Bonds. New Jersey finances capital projects primarily through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal, interest payments and redemption premium payments, if any, required to pay the debt fully.

     The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1999 was $3.6499 billion. The recommended appropriation for the debt service obligation on outstanding indebtedness is $518.7 million for fiscal year 2000.

     In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2000 the amount appropriated to this purpose is $860.2 million.

     Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.

     "Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligations" bonds which may be issued by eligible New Jersey entities. As of June 30, 1998, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $658,084,400 and maximum annual debt service subject to "moral obligation" is $81,577,873.

     New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, has had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

     South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Corporation") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1990 through 1999, New Jersey has made appropriations totalling $53,036,261.14 which covered deficiencies in revenues of the Corporation, for debt service and property tax payments.

     Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

     Obligations Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $99,510,000 were outstanding as of June 30, 1999. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

     New Jersey Economic Development Authority. Pursuant to legislation, the New Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

     The State Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.

     The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

     In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

     New Jersey Building Authority. Legislation enacted in 1981 established the New Jersey Building Authority ("NJBA") to undertake the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. The NJBA finances the cost of such projects through the issuance of bonds, the payment of debt service on which is made pursuant to a lease between the NJBA and New
Jersey.

     New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds pursuant to three separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; and (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among the State's institutions of higher education.

     New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

     State Transportation System Bonds. In July 1994, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended

(the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years, except that pursuant to legislation adopted in June, 1999, the amount of such debt has been increased to $900 million for Fiscal Year 2000. The debt issued by the TTFA comprises special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

     New Jersey Transit Corporation Hudson-Bergen Light Rail Transit System. The TTFA has entered into a Standby Deficiency Agreement (the "Standby Deficiency Agreement") with a trustee for grant anticipation notes (the "GANS") issued by New Jersey Transit Corporation ("NJT") for the financing of the construction of the Hudson-Bergen Light Rail Transit System. The GANS are primarily payable from federal grant monies. To the extent that the GANS are not paid by NJT from federal grant monies, the GANS are payable by the TTFA pursuant to the Standby Deficiency Agreement. To date, federal grant payments have been sufficient such that the TTFA has not been required to make payments pursuant to the Standby Deficiency Agreement.

     State of New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

     New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey Aid to local school districts equal to debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey Aid to counties equal to debt service on bonds issued by counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

     Community Mental Health Loan Program. The EDA issues revenue bonds from time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.

     State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds, notes or other obligations for the purpose of financing in full or in part the unfunded accrued pension liability for New Jersey's seven retirement plans. On

June 20, 1997, the EDA issued bonds pursuant to this legislation (the "Pension Bonds") and $2.75 billion from the proceeds of the Pension Bonds were deposited into New Jersey's retirement systems. As a result of the funding from the proceeds of the Pension Bonds and the change in the asset valuation method authorized by Chapter 115, Laws of 1997, enacted by the New Jersey Legislature, full funding of the unfunded accrued pension liability under each of New Jersey's retirement systems was achieved.

     Conduit Issues. Certain state agencies and authorities are authorized to issue debt on behalf of various private entities on a conduit basis. Under such circumstances, neither the state agency or authority acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

     Municipal Finance. New Jersey's local finance system is regulated by various statutes designated to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

     Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or Federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties.

     School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

     All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

     The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.

     School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

     In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

     The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

     In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditure is made subject to the availability of appropriations.

     School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Municipal Finance" and "Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     All authorizations of debt must be reported to the Division by a supplemental debt statement prior to final approval.

     School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

     Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. Total outstanding indebtedness for "qualified bonds" consisted of $327,981,850 by various school districts as of June 30, 1998 and $932,410,709 by various municipalities as of June 30, 1998.

     New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

     Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

     Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

     Pollution Control Bonds. In the 1970's, the State Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within the State that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that the State's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within the State. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within the State remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue.

     Year 2000 Initiative. New Jersey has implemented a plan to address the Year 2000 data processing problem and to ensure the continuation of governmental operations into the Year 2000 and beyond. New Jersey imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. In addition, all new equipment, software, systems, or enhancements purchased by New Jersey must be Year 2000 compliant. As of May 31, 1999, the testing, validation and implementation of 83 percent of all centrally maintained New Jersey systems was complete. Departmental systems are in varying states of implementation.

     Litigation. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of July 1, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Other lawsuits presently pending or threatened in New Jersey have the potential for either a significant loss of revenue or a significant unanticipated expenditures include the following:

     Interfaith Community Organization v. Shinn et al., a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the New Jersey Department of Environmental Protection (the "DEP") and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City. On March 2, 1999 the Federal District Court entered an order for a preliminary injunction requiring the DEP to fence in certain areas of Liberty State Park, that requires no mitigation work beyond that which the DEP has nearly completed as part of the Green Park development in that area and denies the plaintiff's motion for preliminary injunctive relief in other areas of Liberty State Park.

     American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected. On October 2, 1997 oral argument was conducted on the parties' cross-motions for summary judgement in the Tax Court. No decision on the cross-motions has been rendered to date.

     Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an educational equivalent to that being provided in the Abbott districts. Similar complaints have been filed individually by the school districts of Dover and Pennsville and are presently pending before the Commissioner of Education.

     Abbott District's Early Childhood Plan Appeals. Thirteen Abbott District's have filed petitions of appeal with the Commissioner concerning the Department of Education's letters regarding such District's early childhood programs developed in response to the Court's decision in Abbott v. Burke. The matters are being transmitted to the Office of Administrative Law for further proceedings.

     Verner Stabaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that New Jersey's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education.

     Affiliated FM Insurance Company v. State of New Jersey, an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990. New Jersey is vigorously defending this action which on August 7, 1998 was transferred to the Appellate Division as an appeal from final agency action.

     C.F. et al. v. Terhune (formerly Fauver) et al., a class action in Federal District Court by prisoners with serious mental disorders who are confined within the facilities of the New Jersey Department of Corrections seeking injunctive relief in the form of changes to the manner in which the mental health services are provided to inmates. The parties have agreed to settle this matter pending court approval.

     Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Plaintiffs' motion for a preliminary injunction was denied and is being appealed. Subsequently, plaintiffs filed for class certification which was granted. On February 8, 1999, the Third Circuit Court of Appeals affirmed the District Court's decision, concluding the Federal statute allowed states discretion to employ either methodology.

     United Hospitals v. State of New Jersey and William Waldman, 19 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain Federal requirements, the reimbursements regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates in 1995 and 1996.

     United Healthcare System, Inc. v. Fishman and Guhl. This Chapter 11 case commenced two years ago when United Hospital closed. Plaintiffs seeks to expunge proofs of claim filed in the Chapter 11 case by the Department of Health and Senior Services and the Department of Human Services. Plaintiffs moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. Plaintiffs want the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. New Jersey has filed a motion to dismiss.

     Trump Hotels & Casino Resorts, Inc. v. Mirage Resorts Incorporated, the plaintiff is suing Mirage Resorts, New Jersey and various New Jersey agencies and authorities in an attempt to enjoin their efforts to build a highway and tunnel funded by Mirage Resorts and $55 million in bonds collateralized by future casino obligations, claiming that the project violates the New Jersey Constitution provision that requires all revenues the state receives from gaming operations to benefit the elderly and disabled. The plaintiff also claims (i) the failure to disclose this constitutional infirmity is a material omission within the meaning of Rule 10b-5 of the Securities and Exchange Act of 1934,

(ii) the defendants have sought to avoid the requirements of the Clean Water Act, Clean Air Act, Federal Highway Act and the New Jersey Coastal Area Facility Review Act and (iii) the defendants sought to avoid the requirement of the New Jersey Coastal Area Facility Review Act. On May 1, 1997, the Federal District Court granted the defendants' motion to dismiss and the Third Circuit has affirmed the District Court's determinations and the time for appealing that decision has run. In a related action, State of New Jersey and CRDA v. Trump Hotels & Casino Resorts, Inc., New Jersey filed a declaratory judgment action seeking a declaration that the use of certain funds under the Casino Reinvestment Development Authority legislation does not violate the New Jersey State Constitution. Declaratory judgment was entered in favor of New Jersey on May 14, 1997 and the Appellate Division has affirmed the decision on April 2, 1998. The New Jersey Supreme Court granted certification and the matter has been fully briefed and argued. The Supreme court has reserved decision.

     United Alliance v. State of New Jersey, plaintiffs allege that the Casino Reinvestment Development Authority funding mechanisms are illegal including the gross receipts tax, the parking tax, and the Atlantic City fund. This matter has been placed on the inactive list. Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges. Merolla and Brandy v. Casino Reinvestment Development Authority, Middlesex County v. Casino Reinvestment Development Authority, Gallagher v. Casino Reinvestment Development Authority and George Harms v. State of New Jersey. The Superior Court of New Jersey, Appellate Division has affirmed the dismissal of these matters by the trial courts.

     Blecker v. State of New Jersey, a class action filed on behalf of providers of Medicare Part B services to Qualified Medicare Beneficiaries seeking reimbursement for Medicare co-insurance and deductibles not paid by the New Jersey Medicaid program from 1988 to February 10, 1995. Plaintiffs claim a breach of contract and violation of Federal civil rights laws. On August 11, 1997, New Jersey filed a motion to dismiss the matter and on September 15, 1997, it filed a motion for summary judgment. Both motions were granted on April 3, 1998 and the plaintiff has filed an appeal.

     Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, Board of Chosen Freeholders of the County of Camden et al., the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County (the "PCFA") counterclaimed, seeking reformation of the contract between it and the plaintiff and cross-claimed against New Jersey for contribution and indemnification. New Jersey has filed motions to dismiss the complaint and a cross-claim. On August 7, 1999 the Appellate Division ruled in favor of New Jersey and ordered the trial court to dismiss all claims and cross-claims against New Jersey. The Camden County Energy Recovery Associates, the County of Camden and the PCFA have filed motions for leave to appeal to the Supreme Court of New Jersey.

     Sojourner A. et al. v. Dept. of Human Services. The plaintiffs in this action filed a complaint and motion for preliminary injunction, seeking damages and declaratory and injunctive relief overturning, on New Jersey Constitutional grounds, the "family cap" provisions of the New Jersey Work First New Jersey Act N.J.S.A. 44:10-1 et seq. New Jersey's trial court motion to dismiss the complaint was denied on October 1, 1998. New Jersey's motion to dismiss the complaint was denied and it filed an answer to the complaint.

     Zurbrugg Hospital v. Fishman; Rancocas Hospital v. Fishman; St. Francis Medical Center v. Fishman and Solaris Health System v. Fishman. These cases represent challenges by various hospitals to the $10 per adjusted hospital admission charges imposed by N.J.S.A. 26:2H-18.57. Most of the fees in controversy have been paid by hospitals pending the outcome of the appeal pursuant to agreements with the Department of Health and Senior Service. The parties have filed their briefs but oral argument has not yet been scheduled.

     Ratings. As of July 12, 1999, S&P's, Moody's and Fitch IBCA, Inc. have assigned long-term ratings of AA+, Aa1 and AA+, respectively, to New Jersey general obligation bonds. There is no assurance that the ratings of New Jersey general obligations bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's general obligation bonds.

     The various political subdivisions of New Jersey are rated independently from New Jersey by S&P, Moody's and/or Fitch, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.


Duration Management and Other Management Techniques

     The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock Financial's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid high grade assets or offsetting transactions, the Trust and BlackRock Financial believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the Commodity Futures Trading Commission (the "CFTC") have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters".

     Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

     Calls on Securities Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

     Appendix C contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

     Certain provisions of the Internal Revenue Code of 1986 may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters".

Short Sales

     The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

     The Trust may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust entered into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

     Although it has no present intention of doing so, the Trust reserves the rights to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies -- Investment Limitations". The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein and in the prospectus. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.


     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares, if any. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock Financial, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock Financial will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

     The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

     The Trust may lend its portfolio securities to brokers, dealers and other financial institutions that meet certain creditworthiness standards. By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 a% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


                             MANAGEMENT OF THE TRUST

Investment Advisory Agreement

     Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     The investment management agreement was approved by the Trust's board of trustees, on August __, 1999, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The investment management agreement was approved by the sole common shareholder of the Trust on August __, 1999. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The advisory agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

     The Trust's management has agreed to reduce expenses over the first nine years by waiving certain fees. This may enable the Trust to pay higher common share dividends, even though the Trust will have a lower net asset value than a no-load fund. The Trust expects that, for the first five years of operation, its expenses will be lower than those of many comparable funds, allowing investors to receive a larger portion of the Trust's income.

Sub-Investment Advisory Agreement

     BlackRock Financial is a wholly-owned subsidiary of BlackRock Advisors. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial, one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock Financial will receive a portion of the advisory fee paid by the Trust to BlackRock Advisors. From the management fee, BlackRock Advisors will pay BlackRock Financial, for serving as sub-adviser, a fee equal to an annual rate of .35% of the average weekly value of the Trust's Managed Assets.

     The sub-investment advisory agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or disregard of its obligations thereunder, BlackRock Financial is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Financial in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides indemnification by the Trust of BlackRock Financial, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     Although BlackRock Financial intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial are not exclusive and BlackRock Financial provides similar services to other investment companies and other clients and may engage in other activities.

     The sub-investment advisory agreement was approved by the Trust's board of trustees on August __, 1999, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust on August __, 1999. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees, who are not parties to such agreement for interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors or by BlackRock Financial, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will terminate automatically upon any termination of the advisory agreement between the Trust and BlackRock Advisors. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

     The officers of the Trust manage its day to day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). The business address of the Trust, BlackRock Advisors, BlackRock Financial and their board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment adviser.

                                            Principal Occupation During the
    Name and Address           Title     Past Five Years and Other Affiliations
--------------------------  ----------  ---------------------------------------
Andrew F. Brimmer            Trustee    President of Brimmer & Company, Inc., a
4400 MacArthur Blvd., N.W.              Washington, D.C.-based economic and
Suite 302                               financial consulting firm. Director of
Washington, DC  20007                   AirBorne Express, CarrAmerica Realty
Age:  72                                Corporation and Borg-Warner Automotive.
                                        Formerly member of the Board of
                                        Governors of the Federal Reserve System.
                                        Formerly Director of BankAmerica
                                        Corporation (Bank of America), BellSouth
                                        Corporation, College Retirement Equities
                                        Fund (Trustee), Commodity Exchange,
                                        Inc. (Public Governor), Connecticut
                                        Mutual Life Insurance Company, E.I. du
                                        Pont de Nemours & Company, Electronic
                                        Realty Associates, Equitable Life
                                        Assurance Society of the United States,
                                        Gannett Company (publishing), MNC
                                        Financial Corporation (American Security
                                        Bank), NMC Capital Management, Navistar
                                        International Corporation (truck
                                        manufacturing) and UAL Corporation
                                        (United Airlines).

                                            Principal Occupation During the
    Name and Address           Title     Past Five Years and Other Affiliations
--------------------------  ----------  ---------------------------------------
Richard E. Cavanagh          Trustee    President and Chief Executive Officer of
845 Third Avenue                        The Conference Board, Inc., a leading
New York, NY  10022                     global business membership organization
Age:  52                                from 1995-present. Former Executive Dean
                                        of the John F. Kennedy School of
                                        Government at Harvard University from
                                        1988-1995. Acting Director, Harvard
                                        Center for Business and Government
                                        (1991-1993). Formerly Partner
                                        (principal) of McKinsey & Company, Inc.
                                        (1980-1988). Former Executive Director
                                        of Federal Cash Management, White House
                                        Office of Management and Budget (1977-
                                        1979). Co-author, THE WINNING
                                        PERFORMANCE (best selling management
                                        book published in 13 national editions).
                                        Trustee, Wesleyan University, Drucker
                                        Foundation and Educational Testing
                                        Services (ETS). Director, Arch Chemicals
                                        (chemicals), Fremont Group
                                        (investments) and The Guardian Life
                                        Insurance Company of America
                                        (insurance).

Kent Dixon                   Trustee    Consultant/Investor. Former President
9495 Blind Pass Road                    and Chief Executive Officer of Empire
Unit #602                               Federal Savings Bank of America and Banc
St. Petersburg, FL  33706               PLUS Savings Association, former
Age:  61                                Chairman of the Board, President and
                                        Chief Executive Officer of Northeast
                                        Savings. Former Director of ISFA (the
                                        owner of INVEST, a national securities
                                        brokerage service designed for banks and
                                        thrift institutions).

Frank J. Fabozzi             Trustee    Consultant. Editor of THE JOURNAL OF
858 Tower View Circle                   PORTFOLIO MANAGEMENT and Adjunct
New Hope, PA  18938                     Professor of Finance at the School of
Age:  50                                Management at Yale University. Director,
                                        Guardian Mutual Trusts Group. Author and
                                        editor of several books on fixed income
                                        portfolio management. Visiting Professor
                                        of Finance and Accounting at the Sloan
                                        School of Management, Massachusetts
                                        Institute of Technology from 1986 to
                                        August 1992.

                                            Principal Occupation During the
    Name and Address           Title     Past Five Years and Other Affiliations
--------------------------  ----------  ---------------------------------------
Laurence D. Fink*            Trustee    Chairman and Chief Executive Officer of
Age:  45                                BlackRock Financial Management, Inc.
                                        since March 1998. Formerly a Managing
                                        Director of The First Boston
                                        Corporation, member of its Management
                                        Committee, co-head of its Taxable Fixed
                                        Income Division and head of its Mortgage
                                        and Real Estate Products Group (December
                                        1980-March 1988). Currently, Chairman of
                                        the Board and Director of each of
                                        BlackRock Financial's Trusts and
                                        Anthracite Capital, Inc. and as Director
                                        of BlackRock Trust Investors I,
                                        BlackRock Trust Investors II, BlackRock
                                        Trust Investors III, BlackRock Asset
                                        Investors and BlackRock MQE Investors
                                        Trustee of New York University Medical
                                        Center, Dwight Englewood School,
                                        National Outdoor Leadership School and
                                        Phoenix House. A Director of VIMRx
                                        Pharmaceuticals, Inc. and Innovir
                                        Laboratories, Inc.

James Clayburn LaForce, Jr.  Trustee    Dean Emeritus of The John E. Anderson
P.O. Box 1595                           Graduate School of Management,
Pauma Valley, CA  92061                 University of California since July 1,
Age:  69                                1993. Director, Imperial Credit
                                        Industries (mortgage banking), Jacobs
                                        Engineering Group, Inc., Rockwell
                                        International Corporation, Payden &
                                        Rygel Investment Trust (mutual trust),
                                        Provident Investment Counsel Trusts
                                        (investment companies), Timken Company
                                        (roller bearing and steel) and Motor
                                        Cargo Industries (transportation).
                                        Acting Dean of The School of Business,
                                        Hong Kong University of Science and
                                        Technology 1990-1993. From 1978 to
                                        September 1993, Dean of The John E.
                                        Anderson Graduate School of Management,
                                        University of California.

                                            Principal Occupation During the
    Name and Address           Title     Past Five Years and Other Affiliations
--------------------------  ----------  ---------------------------------------
Walter F. Mondale            Trustee    Partner, Dorsey & Whitney, a law firm
220 South Sixth Street                  (December 1996-present, September 1987-
Minneapolis, MN  55402                  August 1993). Formerly U.S. Ambassador
Age:  70                                to Japan (1993-1996). Formerly Vice
                                        President of the United States, U.S.
                                        Senator and Attorney General of the
                                        State of Minnesota. 1984 Democratic
                                        Nominee for President of the United
                                        States.

Ralph L. Schlosstein*        Trustee    President of BlackRock Financial since
Age:  47                       and      March 1988. Formerly a Managing Director
                            President   of Lehman Brothers, Inc. and co-head of
                                        its Mortgage and Savings Institutional
                                        Group. Currently President of each of
                                        the closed-end funds in which BlackRock
                                        Financial acts as investment adviser.
                                        Trustee of Denison University and New
                                        Visions for Public Education in New York
                                        City. A Director of the Pulte
                                        Corporation and a member of the Visiting
                                        Board of Overseers of the John F.
                                        Kennedy School of Government at Harvard
                                        University.

Keith T. Anderson             Vice      Managing Director of BlackRock Financial
Age:  39                    President   since April 1988. From February 1987 to
                                        April 1988, Vice President at The First
                                        Boston Corporation in the Fixed Income
                                        Research Department. Previously Vice
                                        President and Senior Portfolio Manager
                                        at Criterion Investment Management
                                        Company (now Nicholas-Applegate).

Henry Gabbay                Treasurer   Managing Director and Chief Operating
Age:  51                                Officer of BlackRock Financial since
                                        February 1989. From September 1984 to
                                        February 1989, Vice President at The
                                        First Boston Corporation.

Robert S. Kapito              Vice      Managing Director and Vice Chairman of
Age:  41                    President   BlackRock Financial since March 1988.
                                        Formerly Vice President at The First
                                        Boston Corporation in the Mortgage
                                        Products Group (from December 1985 to
                                        March 1988).

                                            Principal Occupation During the
    Name and Address           Title     Past Five Years and Other Affiliations
--------------------------  ----------  ---------------------------------------
James Kong                   Assistant  Managing Director of BlackRock Financial
Age:  38                     Treasurer  since January 1991. From April 1987 to
                                        April 1989, Assistant Vice President at
                                        The First Boston Corporation in the
                                        CMO/ABO Administration Department.
                                        Previously affiliated with Deloitte
                                        Haskins & Sells (now Deloitte & Touche
                                        LLP).

Karen H. Sabath              Secretary  Managing Director of BlackRock Financial
Age:  34                                since August 1988. From June 1986 to
                                        July 1988, Associate at The First Boston
                                        Corporation in the Mortgage Finance
                                        Department. From August 1988 to December
                                        1992, Associate Vice President of
                                        BlackRock Advisors.

Michael C. Huebsch              Vice    Managing Director of the Adviser since
Age:  40                     President  January 1989. From July 1985 to January
                                        1989, Vice President at The First Boston
                                        Corporation in the Fixed Income Research
                                        Department.

Kevin Klingert                  Vice    Managing Director of the Adviser since
Age:  36                     President  October 1991. From March 1985 to October
                                        1991, Assistant Vice President at
                                        Merrill Lynch, Pierce, Fenner & Smith in
                                        the Unit Investment Trust Department.

Richard Shea, Esq.              Vice    Director of BlackRock Financial since
Age:  39                     President/ February 1993. From December 1988 to
                                Tax     February 1993, Associate Vice President
                                        and Tax Counsel at Prudential Securities
                                        Incorporated. From August 1984 to
                                        December 1988, Senior Tax Specialist at
                                        Laventhol & Horwath.

Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.

No officer or employee of the Trust receives any compensation from the Trust for serving as an officer or trustee of the Trust. The Trust pays each trustee who is not an "interested person" of the Trust (as defined in the Investment Company
Act) $6,000 per year plus $1,500 per board meeting attended in person or by telephone for travel and out-of-pocket expenses.

The aggregate estimated compensation received by each current trustee of the Trust for the fiscal year ending December 31, 1999 and the aggregate estimated compensation to be received by each current trustee of the BlackRock family of funds for the fiscal year ending December 31, 1999 as a whole are estimated as follows:

                                  1999 Estimated
                                     Aggregate       Estimated Total Compensation from
                                 Compensation From           the Trust and Fund
  Name of Board Member                 Trust            Complex Paid to Board Member*
-----------------------          ------------------  ----------------------------------
Andrew R. Brimmer..........           $   6,000                $   160,000
Richard E. Cavanagh........           $   6,000                $   160,000
Kent Dixon.................           $   6,000                $   160,000
Frank J. Fabozzi...........           $   6,000                $   160,000
Laurence D. Fink...........           $       0                $         0
James Clayburn LaForce, Jr.           $   6,000                $   160,000
Ralph L. Schlosstein.......           $       0                $         0
Walter F. Mondale..........           $   6,000                $   160,000

--------------
* The BlackRock family of funds consists of 21 closed-end funds. Total compensation from the Trust and fund complex paid to each board member is capped at $160,000; Trustee fees paid by the Trust are reduced based on the Trust's relative net asset value in the event that the cap is applicable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     BlackRock Financial is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     BlackRock Financial is responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. BlackRock Financial's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of BlackRock Financial, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock Financial, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

     BlackRock Financial is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by BlackRock Financial, and does not reduce BlackRock Financial's normal research activities in rendering investment advice. It is possible that BlackRock Financial's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other investment companies or accounts which BlackRock Financial manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by BlackRock Financial in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to BlackRock Financial's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     Although the investment management agreement contains no restrictions on portfolio turnover, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                              DESCRIPTION OF SHARES

Common Shares

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

     Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated in the prospectus.

     If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.


                           REPURCHASE OF COMMON SHARES

     The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Trust to an open-end investment company. The board of trustees may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934 and the Investment Company Act and the rules and regulations under each of those Acts.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986 (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or
(3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New Jersey banks in which the Trust invests, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Trust may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                   TAX MATTERS

Federal Income Tax Matters

     The following discussion of Federal income tax matters is based upon the advice of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Trust.

     The Trust intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or business.

     As a regulated investment company, the Trust will not be subject to Federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its holders of common shares who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a holder of common shares of the Trust will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the holders of common shares' gross income and the tax deemed paid by the holders of common shares under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Trust of investment company taxable income, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net capital gain realized by the Trust and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Trust. Distributions by the Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholders' tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

     Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

     The Trust intends to invest in sufficient tax-exempt municipal securities to permit payment of "tax-exempt dividends" (as defined in the Internal Revenue Code of 1986, as amended). Except as provided below, exempt-interest dividends paid to holders of common shares are not includable in the holder's gross income for federal income tax purposes.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the Federal alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the Federal alternative minimum tax.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the Federal alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

     For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust are included in calculating adjusted current earnings.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of the facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the useable area of the facilities or from whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The redemption or exchange of common shares normally will result in capital gain or loss to the holders of common shares. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while net short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of common shares if the shareholder purchases other shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received with respect to such common shares.

     In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

     The Trust is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent sections of the Internal Revenue Code of 1986, as amended and Treasury Regulations. The Internal Revenue Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the Federal taxation of the Trust and the income tax consequences to its holders of common shares.

New Jersey Tax Matters

     The following discussion of New Jersey income tax matters is based on the advice of McCarter & English, LLP, special New Jersey counsel to the Trust.


     The Trust will qualify as a "qualified investment fund" if (1) the Trust is registered with the Securities and Exchange Commission; (2) for any calendar year for which a distribution is paid, the Trust has no investments, other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto;
(3) at the close of each calendar quarter the Trust has not less than 80% of the aggregate principal amount of all of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by
Section 851(b) of the Internal Revenue Code of 1986, cash and cash items, which cash items shall include receivables) in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and body politic or political subdivision of the State of New Jersey ("New Jersey Obligations"), or obligations which are statutorily free from New Jersey state or local taxation under the laws of the United States ("Tax-Exempt U.S. Government Obligations"); and (4) the Trust satisfies the certification and reporting requirements imposed by regulations promulgated by the New Jersey Division of Taxation. The Trust intends to so qualify.


     Individual shareholders of the Trust, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in their New Jersey gross income distributions from the Trust which the Trust clearly identifies as directly attributable to interest or gains from New Jersey Obligations or Tax-Exempt U.S. Government Obligations, provided that the Trust qualifies as a "qualified investment fund."


     Distributions to individual shareholders, including trusts and estates, who are subject to the New Jersey Gross Income Tax, attributable to interest or gains on municipal obligations issued by states other than New Jersey, including municipalities or authorities in such other states, or any other obligations the interest on which is not exempt from New Jersey Gross Income Tax pursuant to New Jersey law or Federal law, will be included in the New Jersey Gross Income Tax as New Jersey gross income.

     Individual shareholders of the Trust, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in gross income net gains attributable to the sale of Trust shares provided that the Trust qualifies as a "qualified investment fund." Any loss realized on such sale may not be utilized to offset gains realized by such shareholder on the sale of assets the gain on which is subject to the New Jersey Gross Income Tax.

     Shares of the Trust may be taxable upon the death of a shareholder who dies domiciled in New Jersey under New Jersey Inheritance Tax Law or the New Jersey Estate Tax Law.

     If a shareholder is a corporation (including an S corporation) subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax, distributions of interest or gains, or both, from the Trust will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the sale of Trust shares will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

     The foregoing is a general and abbreviated summary of the provisions of the New Jersey gross income tax, corporation business tax, corporation income tax, inheritance tax and estate tax laws and regulations presently in effect as they directly govern the taxation of the Trust's shareholders. For complete provisions, reference should be made to the pertinent sections of the applicable statutes and regulations. These statutes and regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Common and preferred shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey tax matters.


                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Trust may be a suitable investment for a shareholder resident in New Jersey. New Jersey municipal bonds can provide double, tax-free income exempt from both regular Federal and New Jersey income taxes for New Jersey residents. Because the Trust expects that a substantial portion of its investments will pay interest that is taxable under the Federal alternative minimum tax, the Trust may not be a suitable investment for shareholders that are subject to the Federal alternative minimum tax.

     The Trust may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of the Trust to an alternative investment should be made with consideration of differences in features and expected performance. The Trust may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper that the Trust believes to be generally accurate.

     Past performance is not indicative of future results. At the time holders of common shares sell their shares, they may be worth more or less than their original investment.

     The Trust expects that, for the first five years of operation, its expenses will be lower than those of many comparable funds, allowing investors to receive a larger portion of the Trust's income.

     The structure of closed-end funds contains several important features for investing in municipal bonds. Closed-end funds are generally able to remain more fully invested because they are not subject to daily asset inflows and outflows. Also, closed-end funds have more flexibility to use a leveraged capital structure by issuing preferred shares. The use of leverage in closed-end funds may cause investors to receive a larger return or loss than may be received from a similar investment that is not leveraged.

                                     EXPERTS

     The Statement of Net Assets of the Trust as of August __ , 1999 appearing in this statement of additional information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte and Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, provides accounting and auditing services to the Trust.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
The BlackRock New Jersey Strategic Municipal Trust

     We have audited the accompanying statement of net assets of The BlackRock New Jersey Strategic Municipal Trust (the "Trust") as of August __, 1999. This statement of net assets is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

     We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of the Trust at August , 1999, in conformity with generally accepted accounting principles.


               THE BLACKROCK NEW JERSEY STRATEGIC MUNICIPAL TRUST

                             STATEMENT OF NET ASSETS
                                August  , 1999

ASSETS:
  Cash...............................................................   $100,000
                                                                        --------

NET ASSETS...........................................................   $100,000
                                                                        ========

NET ASSETS REPRESENTS:
  Cumulative Preferred Shares, $0.001 par value; unlimited number of
    shares authorized, no shares outstanding.........................   $     --
  Common Shares, $0.001 par value; unlimited number of shares
    authorized, shares outstanding...................................         -
  Paid-in surplus....................................................
                                                                        --------
                                                                        $100,000

Net asset value per Common Share outstanding ($100,000 divided by
  __________ Common Shares outstanding)..............................   $ [    ]

NOTES

         [TO COME]

                                  APPENDIX A

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC   Debt rated "CC" has a currently high vulnerability to default.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The "C" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grace level and/or the issuer's bonds are deemed taxable.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.


* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as vulnerable and having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1        This designation denotes best quality. There is present
                    strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3        This designation denotes favorable quality. Liquidity and
                    cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,DD,and D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

              Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                   APPENDIX B

                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and combined Federal and New Jersey marginal tax rates.

Taxable Equivalent of Tax-Free Yields


Double Tax-Exempt Income Potential For New Jersey Residents

Your Combined                A Tax-Exempt Yield of
Tax Rate       5.00%         5.50%         6.00%         6.50%         7.00%
                     Equals a Taxable Investment Yielding
--------------------------------------------------------------------------------
16.49%         5.99%         6.59%         7.18%         7.78%         8.38%
--------------------------------------------------------------------------------
31.98%         7.35%         8.09%         8.82%         9.56%        10.29%
--------------------------------------------------------------------------------
35.40%         7.74%         8.51%         9.29%        10.06%        10.84%
--------------------------------------------------------------------------------
40.08%         8.34%         9.18%        10.01%        10.85%        11.68%
--------------------------------------------------------------------------------
43.45%         8.84%         9.73%        10.61%        11.49%        12.38%
--------------------------------------------------------------------------------

The tax-exempt yields shown above are for illustration purposes only and do not represent or predict the tax-exempt yield of the Trust. The tax rates shown are based on 1999 Federal income tax rates for joint returns and New Jersey gross income tax rates. Your clients' actual rates will vary depending on their income, exemptions and deductions. Dividends may be subject to the Federal alternative minimum tax. Capital gain distributions will be subject to Federal capital gain tax. Investors are urged to consult with their tax advisers for more information.


Note
----

                                   APPENDIX C

                        GENERAL CHARACTERISTICS AND RISKS
                             OF HEDGING TRANSACTIONS

     In order to manage the risk of its securities portfolio, including management, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index options gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option depend upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract.

In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.


     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate, on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management.

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

-------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
                                ___________, 1999

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
-------------------------------------------

(1)      Financial Statements
         --------------------

         Part A -   Report of Independent Accountants.*
                    Statement of Assets and Liabilities.*

         Part B -   None.

(2)      Exhibits:
         ---------

         (a)        Agreement and Declaration of Trust. 1
         (b)        By-Laws.1
         (c)        Inapplicable.
         (d)        Form of Specimen Certificate.*
         (e)        Form of Automatic Dividend Reinvestment Plan.
         (f)        Inapplicable.
         (g)(1)     Form of Investment Management Agreement.
         (g)(2)     Form of Sub-Advisory Agreement.
         (h)(1)     Form of Underwriting Agreement.*
         (h)(2)     Form of Master Agreement among Underwriters.*
         (h)(3)     Form of Salomon Smith Barney Inc. Dealer Letter Agreement.*
         (i)        Inapplicable.
         (j)        Form of Custodian Agreement.
         (k)        Inapplicable.
         (l)        Opinion and Consent of Counsel to the Trust.*
         (m)        Inapplicable.
         (n)        Consent of Independent Public Accountants.*
         (o)        Inapplicable.
         (p)        Initial Subscription Agreement.
         (q)        Inapplicable.
         (r)        Financial Data Schedule.*
         (s)        Power of Attorney.

-----------

1 Incorporated by reference to the Trust's Registration Statement on Form N-2 (File Nos. 333-82091 and 811-09415), filed on July 1, 1999.

*    To be Filed by Amendment.

Item 25. Marketing Arrangements

     Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26. Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

     Registration fees.............................................    $  *
     New York Stock Exchange listing fee...........................       *
     Printing (other than certificates)............................       *
     Engraving and printing certificates...........................       *
     Fees and expenses of qualification under
       state securities laws (excluding fees
       of counsel).................................................       *
     Accounting fees and expenses..................................       *
     Legal fees and expenses.......................................       *
     NASD fee......................................................       *

     Miscellaneous.................................................       *

              Total................................................    $  *


*    To be furnished by amendment.

Item 27. Persons Controlled by or under Common Control with the Registrant

     Prior to June 30, 1999 the Registrant had no existence.

Item 28. Number of Holders of Shares

                                                                 Number of
Title of class                                                 Record Holders
--------------                                                 --------------

Shares of Beneficial Interest                                         0


Item 29. Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     Section 5.1. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

     Section 5.2. a. The Trust hereby agrees to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

                  b. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" of the (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

                  c. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  d. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  e. Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify other Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

     Insofar as indemnification for liabilities arising under the Act, may be permitted to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article ___ of the underwriting agreement attached as Exhibit ____, which is incorporated herein by reference.

Item 30. Business and Other Connections of Investment Adviser

           Not Applicable

Item 31. Location of Accounts and Records

     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 345 Park Avenue, New York, New York 10154 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, Transfer Agent and Dividend Disbursing Agent.

Item 32. Management Services

           Not Applicable

Item 33. Undertakings

     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3)   Not applicable

     (4)   Not applicable

     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

           (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July 1999.

                                                /s/ Ralph L. Schlosstein*
                                                --------------------------------
                                                Ralph L. Schlosstein
                                                President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the 29th day of July 1999.

Name                                         Title


/s/ Andrew F. Brimmer           *            Trustee
------------------------------------
Andrew F. Brimmer

/s/ Richard E. Cavanagh         *            Trustee
------------------------------------
Richard E. Cavanagh

/s/ Kent Dixon                  *            Trustee
------------------------------------
Kent Dixon

/s/ Frank J. Fabozzi            *            Trustee
------------------------------------
Frank J. Fabozzi

/s/ Laurence D. Fink            *            Trustee
------------------------------------
Laurence D. Fink

/s/ James Clayburn LaForce, Jr. *            Trustee
------------------------------------
James Clayburn LaForce, Jr.

/s/ Walter F. Mondale           *            Trustee
------------------------------------
Walter F. Mondale

/s/ Ralph L. Schlosstein        *            Trustee and President
------------------------------------         (Principal Executive Officer)
Ralph L. Schlosstein

/s/ Henry Gabbay                *            Treasurer (Principal
------------------------------------         Financial and Accounting Officer)
Henry Gabbay



*By: /s/ Karen H. Sabath
     -------------------------------
         Karen H. Sabath
         Attorney-in-fact

                                INDEX TO EXHIBITS
                                -----------------

(a)      Agreement and Declaration of Trust.1
(b)      By-Laws. 1
(c)      Inapplicable.
(d)      Form of Specimen Certificate.*
(e)      Form of Automatic Dividend Reinvestment Plan.
(f)      Inapplicable.
(g)(1)   Form of Investment Management Agreement.
(g)(2)   Form of Sub-Advisory Agreement
(h)(1)   Form of Underwriting Agreement.*
(h)(2)   Form of Master Agreement among Underwriters.*
(h)(3)   Form of Salomon Smith Barney Inc. Dealer Letter Agreement.*
(i)      Inapplicable.
(j)      Form of Custodian Agreement.
(k)      Inapplicable.
(l)      Opinion and Consent of Counsel to the Trust.*
(m)      Inapplicable.
(n)      Consent of Independent Public Accountants.*
(o)      Inapplicable.
(p)      Initial Subscription Agreement.
(q)      Inapplicable.
(r)      Financial Data Schedule.*
(s)      Power of Attorney.

-----------

1   Previously Filed.

*   To be Filed by Amendment.